                                                     February 28, 2005

Juniper Partners Acquisition Corp.
56 West 45th Street
Suite 805
New York, New York 10036

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

          Re:  Initial Public Offering

Ladies and Gentlemen:

     The undersigned director and security holder of Juniper Partners
Acquisition Corp. ("Company"), in consideration of HCFP/Brenner Securities LLC's
("Brenner") willingness to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

     1. In the event that the Company fails to consummate a Business Combination within 12 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 18 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to (i) cause the Trust Fund to be liquidated and distributed to the holders of the shares of Class B common stock sold in the
Company's IPO and (ii) liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities ("Claim") and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

     2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

fiduciary obligations the undersigned might have.

     3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

     4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

     5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

     6. The undersigned agrees not to sell any of his Insider Securities until the Company's completion of a Business Combination.

     7. The undersigned agrees to be a member of the Board of Directors of the
Company until the earlier of the consummation by the Company of a Business
Combination or the distribution of the Trust Fund. The undersigned's biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of
Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's
Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

          (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

          (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

          (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

     8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Board of Directors of the Company.

     9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by
Brenner) any information they may have about my background and finances
("Information"). Neither Brenner nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

     10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) "Insiders"
shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Securities" shall mean all of the shares of common stock, Class W Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; and (iv) "Trust Fund" shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company's IPO as contemplated by the Company's prospectus relating to the IPO.

                                               Richard Intrator
                                               ----------------
                                               Print Name of Insider

                                               /s/ Richard Intrator
                                               --------------------
                                               Signature

EXHIBIT A

     RICHARD INTRATOR has been a member of our Board of Directors since our inception. Since July 2004, Mr. Intrator has been the Chief Executive Officer of
Philanthria, LLC, a financial services firm providing capital solutions for charities and not-for-profit institutions. From August 2002 through July 2004,
Mr. Intrator has provided transactional and operating advisory services to
Founders Equity, Inc., a private equity firm. From January 2002 to August 2002,
Mr. Intrator served as a crisis management consultant to media and entertainment companies. From February 2000 to January 2002, Mr. Intrator served as Executive
Vice President of IMAX Corp., a Nasdaq National Market listed entertainment technology company, specializing in large-format and three-dimensional film presentations, and president of IMAX Enterprises, a subsidiary of IMAX Corp., where he was responsible for developing new opportunities for IMAX's business.
From 1997 to 1999, Mr. Intrator served as Managing Director and Head of the
Media Investment Banking Group for PaineWebber Incorporated. From 1992 to 1996,
Mr. Intrator served as Managing Director and Head of the Media and Entertainment
and Communications Group of The Lodestar Group/LSG Advisors, a division of
Societe Generale Securities Corporation. From 1986 to 1992, Mr. Intrator served as Senior Vice President of Investment Banking in the Media and Entertainment
Group of Kidder, Peabody & Co., Inc. Mr. Intrator received a B.S. from The
Wharton School at the University of Pennsylvania and an M.B.A. from Harvard
Business School.